UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 6, 2007

DCT INDUSTRIAL TRUST INC.

(Exact name of registrant as specified in its charter)

Maryland	001-33201	82-0538520
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

518 17th Street, Suite 1700

Denver, CO 80202

(Address of principal executive offices)

(303) 597-2400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On November 6, 2007, we issued a press release entitled “DCT INDUSTRIAL TRUST REPORTS 2007 THIRD QUARTER RESULTS” which sets forth disclosure regarding our results of operations for the third quarter 2007. A copy of this press release as well as a copy of the supplemental information referred to in the press release was made available on our website and are attached hereto as Exhibits 99.1 and 99.2 and are incorporated herein by reference. This Item 2.02 and the attached exhibits 99.1 and 99.2 are provided under Item 2.02 of Form 8-K and are furnished to, and shall not be deemed to be “filed” with, the Securities and Exchange Commission.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits:

Exhibit Number	Description
99.1	Press release dated November 6, 2007 and entitled “DCT INDUSTRIAL TRUST REPORTS 2007 THIRD QUARTER RESULTS”

99.2	Supplemental information entitled “DCT INDUSTRIAL SUPPLEMENTAL REPORTING PACKAGE FOR THE THREE AND NINE MONTHS ENDED SEPTEMBER 30, 2007”

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DCT INDUSTRIAL TRUST INC.
November 6, 2007
	By:	/s/ Philip L. Hawkins
	Name:	Philip L. Hawkins
	Title:	Chief Executive Officer

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